                    TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Portfolio Highlights........................   4
     Performance in Perspective..................   5
     Portfolio Management Review.................   6
     Portfolio of Investments....................   9
     Statement of Assets and Liabilities.........  15
     Statement of Operations.....................  16
     Statement of Changes in Net Assets..........  17
     Financial Highlights........................  18
     Notes to Financial Statements...............  21
     Report of Independent Accountants...........  27

    HAR ANR 2/97

                            LETTER TO SHAREHOLDERS



                     DENNIS J. MCDONNELL AND DON G. POWELL
January 31, 1997

Dear Shareholder,
  We are pleased to report that the Van Kampen American Capital Harbor Fund has continued to generate solid investment performance. As noted in earlier reports, VK/AC Holding Inc., the parent company of Van Kampen American Capi-tal, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Mor-gan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW

  The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue, possibly leading to a reces-sion by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
  Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply and demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventu-ally slow the economy without the need for higher interest rates. Events dur-ing the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and en-ergy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW

  The combination of steady growth and benign inflation provided the lift for equity prices to soar still farther into record territory during the past six months. For the year, the Standard & Poor's 500-Stock Index and the Dow Jones Industrial Average posted returns of 22.90 percent and 26.01 percent, respec-tively, following their 37.44 percent and 33.45 percent advance in 1995. Downside volatility also returned for the first time since the current bull market began in October 1990. After climbing steadily through the first four months of 1996, stock prices suddenly hit turbulence, with the S&P 500-Stock Industrial Index falling by about

                                       1
                                                          Continued on page two

12 percent between late May and mid-July. The NASDAQ market, which includes many technology stocks, experienced an even stronger correction.
  The sharp drop in stock prices was caused by fears that the Fed would raise interest rates in response to the stronger-than-expected GDP growth and infla-tionary warning signals noted earlier. When subsequent data showed those con-cerns to be overblown, broad-market indices recovered and climbed to a succession of record highs by year end.
  Large-capitalization and growth stocks outperformed their small-cap and value cousins during 1996, with the financial, technology, and energy sectors turning in the best returns among industry groups. The most dramatic news was made in the initial public offering (IPO) market, where volume broke records that were set the previous year. During the first half of the year, widespread specula-tion led to overpricing among many IPO issues, especially those from high-tech industries. Then, after the dust had cleared from the mid-year inflation scare, sobriety returned to the IPO market and prices became more realistic.

OUTLOOK

  We expect a continuation of the moderate growth, low inflation environment that has characterized the domestic economy in recent years. Steady economic growth may push corporate profits modestly higher during 1997, while low infla-tion should allow stocks to maintain current valuation levels. While we do not anticipate a continuation of the huge gains enjoyed during the last two years, we believe that further advances in the broad equity market are likely and war-ranted.
  We caution investors to expect bumps along the way. Stock prices have appre-ciated dramatically during the past six years, and a correction is not outside the realm of possibility. One trigger for a short-term decline would be a re-turn of the rapid GDP growth experienced during the first half of 1996, a de-velopment that might persuade the Fed to raise interest rates. However, our view is that any such burst of above-trend economic strength would be short-lived. During the full year, we expect real GDP and inflation numbers will be to the financial market's liking.
  Your Fund's performance during 1996 has illustrated the benefits of owning a diversified portfolio of common stocks. While not every year can be equally profitable, we believe that equities will remain the best-performing asset class over the long term.
  Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996


                    VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

                                                      A SHARES B SHARES C SHARES

TOTAL RETURNS

One-year total return based on NAV/1/................   12.08%   11.19%   11.20%
One-year total return/2/.............................    5.62%    6.19%   10.20%
Five-year average annual total return/2/.............    8.55%    8.73%      N/A
Ten-year average annual total return/2/..............    9.52%      N/A      N/A
Life-of-Fund average annual total return/2/..........    9.66%    9.76%    7.71%
Commencement Date.................................... 11/15/56 12/20/91 10/26/93

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS


                    VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS


                                     AS OF DECEMBER 31, 1996 AS OF JUNE 30, 1996
Thermo Electron Corp................      2.8%........              2.9%
United States Treasury Note.........      2.7%........              2.7%
Freeport McMoran Copper & Gold......      2.6%........              2.6%
Prime Hospitality Corp. ............      2.4%........              2.1%
SFP Pipeline Holdings, Inc. ........      2.3%........              2.3%
Conseco, Inc........................      2.0%........              2.1%
Time Warner, Inc. ..................      1.7%........              2.1%
Consolidated Natural Gas Co. .......      1.7%........              1.7%
Merrill Lynch.......................      1.7%........              1.1%
Rogers Communications, Inc. ........      1.7%........              1.5%

TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF DECEMBER 31, 1996
Consumer Services..... 16%
Finance............... 16%
Energy................ 13%
Producer
  Manufacturing....... 11%
Utilities.............  9%

AS OF JUNE 30, 1996
Consumer Services..... 16%
Finance............... 11%
Energy................ 10%
Producer
  Manufacturing.......  9%
Technology............  7%

ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS

                       [PERFORMANCE GRAPH APPEARS HERE]

As of December 31, 1996
Common Stock.........16%     [PIE CHART APPEARS HERE]
U.S. Government...... 3%
Convertibles.........80%
Other................ 1%

As of June 30, 1996
Common Stock.........19%
U.S. Government...... 3%     [PIE CHART APPEARS HERE]
Convertibles.........72%
Other................ 6%

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Reflect the impact of favorable market trends or difficult market condi-tions

  . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Convertible Securities Fund Index over time. These indi-ces are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen American Capital Harbor Fund vs. Standard & Poor's 500-Stock Index and the Lipper Convertible Securities Fund Index* (December 31, 1986 through December 31, 1996)

                       [PERFORMANCE GRAPH APPEARS HERE]

Fund's Total Return
1 Year Avg. Annual    = 5.62%
5 Year Avg. Annual    = 8.55%
10 Year Avg. Annual   = 9.52%
Inception Avg. Annual = 9.66%

                                 Standard & Poor's    Lipper Convertible
               VKAC Harbor Fund   500-Stock Index   Securities Fund Index
               ----------------  -----------------  ---------------------
Dec 1986           $ 9,025            $10,000
Dec 1987           $ 8,686            $10,518              $10,000
Dec 1988           $10,141            $12,253              $11,234
Dec 1989           $12,230            $16,124              $12,847
Dec 1990           $12,079            $15,622              $12,287
Dec 1991           $14,867            $20,360              $15,245
Dec 1992           $16,299            $21,909              $17,442
Dec 1993           $18,510            $24,108              $20,030
Dec 1994           $17,321            $24,435              $19,299
Dec 1995           $21,211            $33,585              $23,365
Dec 1996           $23,773            $41,276              $26,786

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).
While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.
*The Lipper Convertible Securities Fund Index was not in existence until Janu-ary 1, 1988.

                          PORTFOLIO MANAGEMENT REVIEW

                    VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

We recently spoke with the management team of the Van Kampen American Capital Harbor Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team is led by James Behrmann, portfolio manager, and Alan T. Sachtleben, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1996.

  Q WHAT FACTORS AFFECTED THE STOCK AND BOND MARKETS DURING THE COURSE OF THE YEAR?
  A 1996 began with a favorable environment for both the stock and bond mar-kets. However, bond prices fell early in the year due to fears that strong economic growth would bring higher inflation and cause the Federal Re-serve Board to raise interest rates. Bond prices fell even further after second quarter GDP growth (real gross domestic product, adjusted for inflation) in-creased to 4.7 percent. While the bond market struggled, the stock market surged during the first half of the year, led by small capitalization compa-nies.
  Early in the third quarter, stocks suffered a temporary setback but quickly recovered. The bond market also rebounded as GDP decreased to 2.0 percent in the third quarter, and concerns about Fed tightening diminished. The 30-year Treasury bond yield dropped to approximately 6.6 percent in late October where it remained until year end.
  Supported by continued strength in the equity market and declining interest rates, convertible securities rose by about 13.8 percent during 1996. The total market value of all convertible securities issues held steady at $113 billion throughout the year, with record levels of redemptions and new issues.

  Q WHAT STRATEGIES DID YOU UTILIZE TO MANAGE THE FUND'S PORTFOLIO DURING THE REPORTING PERIOD?
  A The Harbor Fund is managed to seek to provide current income, capital appreciation, and conservation of capital. We invest heavily in convert-
ible bonds, especially those rated BBB or better. At the end of the 12-month period, the portfolio consisted of 55 percent convertible debt securities, 25 percent convertible preferred stock, 16 percent common stock, and 4 percent U.S. Government obligations and short-term investments. This allocation re-mained fairly consistent throughout the 12-month period ended December 31, 1996.
  We believe the Fund's allocation offers clear benefits: it has helped the Fund perform competitively in up markets while having minimized the negative impact of down markets. During the first half of 1996, stocks strongly outperformed bonds, and we were able to participate in the strength of the eq-uity market.
  We utilized a disciplined stock-selection process to help us identify compa-nies with rising earnings expectations and expanding margins. Our focus is on larger, "blue-chip" companies because they historically have provided the po-tential for capital appreciation with less volatility than smaller company stocks.

  Q    WHICH SECTORS AND COMPANIES CONTRIBUTED MOST TO THE FUND'S SUCCESS?
  A The hotel sector displayed strength during the entire year, due in part to the high demand for hotel rooms and the limited supply of new hotels.
Prime Hospitality, a convertible bond, was a strong performer for the Fund, as were Hilton and Marriot. We were weighted approximately 5 percent in this sec-tor as of December 31, 1996.
  The Fund was overweighted in financial- and energy-related issues, which were the top two sector performers. Gas and oil prices rose throughout the year, which helped the performance of energy stocks. Within the energy sector, with British Petroleum, Exxon, and Williams Companies provided strong gains for the Fund's portfolio.
  The retail sector underperformed during the year due to an abundance of stores and a surplus of square footage. Although we were underweighted in this sector, we were able to take advantage of some specialty store stocks, such as Home Depot and Eagle Hardware, which have been increasing their market share. We also underweighted the Fund in transportation and consumer staples, both of which underperformed during the period. For additional Fund portfolio high-lights, please refer to page four.

  Q WHAT WAS THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED DECEM-BER 31, 1996?
  A The Fund, with its exposure to convertible securities, is influenced by the performance of both the bond and stock markets. The bond market underperformed the stock market in 1996, and as a result, the Fund outperformed the bond market and underperformed the Standard & Poor's 500-Stock Index.
  The Fund achieved a 12-month total return of 12.08 percent/1/ (Class A shares at net asset value). By comparison, the Lipper Convertible Securities Fund In-dex generated a total return of 14.64 percent, while the Standard & Poor's 500-Stock Index returned 22.90 percent for the same period. The Lipper Convertible Securities Fund Index represents the average performance of the largest con-vertible securities funds and does not reflect any sales charges that would be paid by an investor purchasing the funds. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general stock market performance and does not reflect any commissions or fees that would be paid by an investor pur-chasing the securities it represents. Additionally, funds invested in convert-ible securities typically underperform a stock fund in a strong equity market, but outperform in a weak equity market. Please refer to the chart on page three for additional Fund performance results.

  Q      WHAT IS YOUR OUTLOOK GOING FORWARD?
  A We remain cautiously optimistic about the prospects for the convertible bond market. We believe stock market performance will moderate in the next six months, which should improve the relative performance of convertible bonds. Although there is a chance that the Fed may become concerned about the economy's strength and push interest rates higher, we do not see this happening before March.

  If stocks do continue their rise, we believe the convertible bond market may reap approximately two-thirds of that gain. If stocks fall, our income compo-nent may help to offset the effects of that decline. Either way, we believe the current market environment makes this a very good time to own this Fund.

/s/ Alan T. Sachtleben           /s/ James Behrmann
Alan T. Sachtleben               James Behrmann
Chief Investment Officer         Portfolio Manager
Equity Investments

                                       8
                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         DOMESTIC CONVERTIBLE CORPORATE
         OBLIGATIONS 48.1%
         CONSUMER DISTRIBUTION 5.0%
 $ 1,450 Eagle Hardware and Garden, Inc........    6.250% 03/15/01 $  1,827,000
   4,700 Home Depot, Inc.......................    3.250  10/01/01    4,582,500
   1,750 InaCom Corp...........................    6.000  06/15/06    3,158,750
   1,300 Mens Wearhouse, Inc...................    5.250  03/01/03    1,254,500
   2,550 Pep Boys, LYON........................     *     09/20/11    1,335,563
   2,200 Pier 1 Imports, Inc...................    5.750  10/01/03    2,497,000
   3,635 Saks Holdings, Inc....................    5.500  09/15/06    3,326,025
   3,975 US Office Products Co.................    5.500  02/01/01    5,167,500
                                                                   ------------
                                                                     23,148,838
                                                                   ------------
         CONSUMER SERVICES 9.7%
   2,100 Boston Chicken, Inc...................    4.500  02/01/04    2,643,375
   3,400 HFS, Inc..............................    4.750  03/01/03    3,884,500
   2,125 Hilton Hotels Corp....................    5.000  05/15/06    2,188,750
   4,250 Jacor Communications, Inc.............     *     06/12/11    1,870,000
   3,400 Laidlaw, Inc., 144A-Private Placement
         (c)...................................    6.000  01/15/99    4,556,000
   1,700 Leasing Solutions, Inc................    6.875  10/01/03    1,691,500
   8,400 Marriott International, Inc., LYON....     *     03/25/11    4,704,000
     850 National Data Corp....................    5.000  11/01/03      886,125
   7,050 Prime Hospitality Corp................    7.000  04/15/02   10,293,000
   5,025 Tele Communications International,
         Inc...................................    4.500  02/15/06    3,781,313
   8,950 Time Warner, Inc., LYON...............     *     12/17/12    3,333,875
  10,000 Time Warner, Inc., LYON...............     *     06/22/13    4,300,000
                                                                   ------------
                                                                     44,132,438
                                                                   ------------
         ENERGY 7.4%
   5,000 Baker Hughes, Inc., LYON..............     *     05/05/08    3,650,000
   6,850 Consolidated Natural Gas Co...........    7.250  12/15/15    7,329,500
   1,500 Nabors Industries, Inc................    5.000  05/15/06    1,901,250
   3,500 Pennzoil Co...........................    4.750  10/01/03    4,060,000
   8,200 SFP Pipeline Holdings, Inc............   11.160  08/15/10   10,133,094
   2,000 Swift Energy Co.......................    6.250  11/15/06    2,160,000
   4,500 USX Marathon Group Corp...............    7.000  06/15/17    4,466,250
                                                                   ------------
                                                                     33,700,094
                                                                   ------------
         FINANCE 4.9%
   1,560 American Travellers Corp..............    6.500  10/01/05    3,900,000
   3,240 Berkshire Hathaway, Inc...............    1.000  12/03/01    3,005,100
   2,000 Equitable Companies, Inc..............    6.125  12/15/24    2,285,000
 STRYPES Merrill Lynch, 125,500 shares
         (convertible into 103,270 Cox
         Communication common shares)..........    6.000  06/01/99    2,777,542

                                       9
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         FINANCE (CONTINUED)
 STRYPES Merrill Lynch, 68,000 shares
         (convertible into 136,000 SunAmerica,
         Inc. common shares) ..................   7.250%  06/15/99 $  4,508,875
   1,155 Rac Financial Group, Inc., 144A-
         Private Placement (c).................   7.250   08/15/03    1,498,613
   1,460 Trenwick Group, Inc...................   6.000   12/15/99    1,533,000
   3,600 Zurich Insurance, Ltd., 144A-Private
         Placement (c).........................   1.000   04/15/03    2,794,500
                                                                   ------------
                                                                     22,302,630
                                                                   ------------
         HEALTH CARE 5.8%
   2,200 Alza Corp.............................   5.000   05/01/06    2,156,000
   5,000 Chiron Corp...........................   1.900   11/17/00    4,400,000
   4,000 Physician Resource Group, Inc., 144A-
         Private Placement (c).................   6.000   12/01/01    3,870,000
   2,025 Quantum Health Resources, Inc.........   4.750   10/01/00    1,822,500
   2,500 Quintiles Transnational Corp..........   4.250   05/31/00    2,606,250
   3,825 Renal Treatment Centers, Inc., 144A-
         Private Placement (c).................   5.625   07/15/06    3,662,438
   3,500 United Technologies Corp., PEN........     *     09/08/97    5,661,250
   2,000 US Diagnostic Labs, Inc., 144A-Private
         Placement (c).........................   9.000   03/31/03    2,460,000
                                                                   ------------
                                                                     26,638,438
                                                                   ------------
         PRODUCER MANUFACTURING 7.8%
    DECS Cooper Industries, Inc., 280,000
         shares (convertible into 241,388
         Wyman-Gordon common shares)...........   6.000   01/01/99    5,425,000
   2,700 Robbins and Myers, Inc................   6.500   09/01/03    3,024,000
   2,550 Sanifill, Inc.........................   5.000   03/01/06    3,213,000
   3,150 Thermo Electron Corp..................   5.000   04/15/01    6,205,500
   5,000 Thermo Electron Corp., 144A-Private
         Placement (c).........................   4.250   01/01/03    5,937,500
   2,000 US Filter Corp........................   4.500   12/15/01    2,020,000
   1,000 US Filter Corp........................   6.000   09/15/05    1,790,000
   1,000 US Filter Corp.,144A-Private Placement
         (c)...................................   6.000   09/15/05    1,790,000
   5,900 Valhi, Inc., LYON.....................     *     10/20/07    2,691,875
   3,617 WMX Technologies, Inc.................   2.000   01/24/05    3,363,810
                                                                   ------------
                                                                     35,460,685
                                                                   ------------
         RAW MATERIALS/PROCESSING
         INDUSTRIES 1.6%
   4,000 Repap Enterprises, Inc................   8.500   08/01/97    3,840,000
   7,500 RPM Convertibles, Inc., LYON..........     *     09/30/12    3,375,000
                                                                   ------------
                                                                      7,215,000
                                                                   ------------
         TECHNOLOGY 4.5%
   1,500 Altera Corp., 144A-Private Placement
         (c)...................................   5.750   06/15/02    2,310,000
   2,200 Cirrus Logic, Inc., 144A-Private
         Placement (c).........................   6.000   12/15/03    1,996,500
   2,000 Comverse Technology, Inc., 144A-
         Private Placement (c).................   5.750   10/01/06    2,070,000
   1,750 Dovatron International, Inc...........   6.000   10/15/02    1,653,750
   1,750 First Financial Management Corp.......   5.000   12/15/99    3,031,875
   4,000 General Instrument Corp...............   5.000   06/15/00    4,240,000
   2,000 Texas Instruments.....................   2.750   09/29/02    3,082,500
   1,800 Titan Corp............................   8.250   11/01/03    1,944,000
                                                                   ------------
                                                                     20,328,625
                                                                   ------------

                                       10
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         UTILITIES 1.4%
 $ 4,701 Potomac Electric Power Co.............   7.000%  01/15/18 $  4,818,525
    DECS Sprint Corp., 42,500 shares
         (convertible into 36,860 Southern New
         England Telecommunications Corp.
         common shares)........................   8.250   03/31/00    1,524,066
                                                                   ------------
                                                                      6,342,591
                                                                   ------------
         TOTAL DOMESTIC CONVERTIBLE CORPORATE
         OBLIGATIONS
          (Cost $200,797,469)..................                     219,269,339
                                                                   ------------
         FOREIGN CONVERTIBLE CORPORATE
         OBLIGATIONS 5.7%
   1,700 Altos Hornos De Mexico SA (Mexico)....   5.500   12/15/01    1,436,500
   4,200 Danka Business Systems PLC (United
         Kingdom)..............................   6.750   04/01/02    5,628,000
   2,100 IMAX Corp. (Canada), 144A-Private
         Placement (c).........................   5.750   04/01/03    1,890,000
   3,400 Lai Fung Overseas (Hong Kong).........   5.750   02/05/98    3,077,000
   4,775 Pacific Dunlop Ltd. (Austria).........   6.750   07/02/97    4,739,188
  18,725 Rogers Communications, Inc., LYON
         (Canada)..............................     *     05/20/13    7,255,938
   1,700 Swiss Re Finance Bermauda Ltd.
         (Switzerland), 144A-Private Placement
         (c)...................................   2.000   07/06/00    1,861,500
                                                                   ------------
         TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS
           (Cost $24,672,590)...................................     25,888,126
                                                                   ------------
         UNITED STATES GOVERNMENT
         OBLIGATIONS 2.6%
  12,000 Treasury Notes (Cost $12,354,375).....   6.125   07/31/00   12,013,080
                                                                   ------------


                                       11
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

                                                            Number
Description                                              of Shares Market Value
-------------------------------------------------------------------------------
COMMON STOCK 15.4%
CONSUMER DURABLES 0.3%
Coachmen Industries, Inc................................    42,500 $  1,205,938
                                                                   ------------
CONSUMER NON-DURABLES 0.6%
Philip Morris Companies, Inc............................    25,000    2,815,625
                                                                   ------------
ENERGY 4.0%
Amoco Corp..............................................    34,000    2,737,000
British Petroleum PLC--ADR (United Kingdom).............    50,000    7,068,750
Exxon Corp..............................................    60,000    5,880,000
Texaco, Inc.............................................    27,200    2,669,000
                                                                   ------------
                                                                     18,354,750
                                                                   ------------
FINANCE 2.0%
Cigna Corp..............................................    20,000    2,732,500
Citicorp................................................    30,000    3,090,000
First Bank Systems, Inc.................................    46,591    3,179,836
                                                                   ------------
                                                                      9,002,336
                                                                   ------------
HEALTH CARE 0.8%
Merck & Co., Inc........................................    44,800    3,550,400
                                                                   ------------
PRODUCER MANUFACTURING 0.5%
Emerson Electric Co.....................................    22,000    2,128,500
                                                                   ------------
RAW MATERIALS/PROCESSING INDUSTRIES 0.8%
Freeport McMoran, Inc., Copper and Gold, Class B........   120,732    3,606,869
                                                                   ------------
TECHNOLOGY 2.5%
Boeing Co...............................................    36,000    3,829,500
Compaq Computer Corp. (b)...............................    47,000    3,489,750
International Business Machines Corp....................    14,000    2,114,000
Lucent Technologies, Inc................................    46,963    2,172,039
                                                                   ------------
                                                                     11,605,289
                                                                   ------------
TRANSPORTATION 0.5%
Delta Airlines, Inc.....................................    31,701    2,246,808
                                                                   ------------
UTILITIES 3.4%
AT & T Corp.............................................    40,000    1,740,000
GTE Corp................................................    86,000    3,913,000
NYNEX Corp..............................................   100,000    4,812,500
WorldCom, Inc. (b)......................................   200,000    5,212,500
                                                                   ------------
                                                                     15,678,000
                                                                   ------------
 TOTAL COMMON STOCK (Cost $56,997,069)..................             70,194,515
                                                                   ------------
CONVERTIBLE PREFERRED STOCK 24.2%
CONSUMER DURABLES 0.5%
Beazer Homes USA, Inc. $2.00 dividend per share.........    76,000    2,185,000
                                                                   ------------
CONSUMER SERVICES 5.3%
Golden Books Financing Trust, 8.75%, 144A-Private
Placement (c)...........................................    60,000    3,375,000
Hollinger International, Inc. PRIDES, 9.75%.............   170,000    1,955,000
Host Marriott Financial Trust, 6.75%, 144A-Private
Placement (c)...........................................    85,000    4,526,250

                                       12
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

                                                            Number
Description                                              of Shares Market Value
-------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
SCI Finance LLC, 6.25%.................................     40,000 $  3,750,000
SFX Broadcasting, Inc., 6.50%, 144A-Private Placement
(c)....................................................     50,500    2,196,750
TCI Communications, $2.125.............................     85,000    3,304,375
Triathlon Broadcasting Co., 9.00%......................    303,800    2,582,300
Wendys Financing Inc., 5.00%...........................     43,500    2,262,000
                                                                   ------------
                                                                     23,951,675
                                                                   ------------
ENERGY 1.4%
Enron Corp., ACES, 6.25%...............................     46,750    1,122,000
Williams Cos. Inc. $3.50 dividend per share............     61,600    5,420,800
                                                                   ------------
                                                                      6,542,800
                                                                   ------------
FINANCE 8.6%
American Bankers Insurance Group, Inc., 6.50%..........     60,300    3,602,925
Conseco, Inc., PRIDES, 7.00%...........................     76,500    8,701,875
Frontier Financing Trust, 6.25%, 144A-Private Placement
(c)....................................................     45,000    2,306,250
Jefferson Pilot Corp., ACES, 7.25%.....................     53,000    4,823,000
MCN Corp., PRIDES, 8.75%...............................     92,400    2,520,700
Nuevo Financing Co., TECONS, 5.75%.....................     45,000    2,413,125
Penncorp Financial Group, Inc. $3.50 dividend per
share,144A-Private Placement (c).                           60,000    3,547,500
Sovereign Bancorp, Inc. $3.125 dividend per share......     85,000    5,896,875
Sunamerica, Inc., PERCS, 8.50%.........................    127,500    5,386,875
                                                                   ------------
                                                                     39,199,125
                                                                   ------------
PRODUCER MANUFACTURING 2.2%
Corning Glassworks, MIPS, 6.00%........................     51,000    3,244,875
Westinghouse Electric Corp., PEPS, $1.30 dividend per
share,
144A-Private Placement (c).............................    375,000    6,609,375
                                                                   ------------
                                                                      9,854,250
                                                                   ------------
RAW MATERIALS/PROCESSING INDUSTRIES 4.0%
Boise Cascade Corp. $1.58 dividend per share...........    181,000    4,728,625
Crown, Cork and Seal, Inc., 4.50%......................     60,000    3,120,000
Freeport McMoran, Inc., Copper and Gold, $1.25 dividend
per share..............................................    275,000    7,631,250
Timet Capital Trust Inc., 6.625%, 144A-Private
Placement (c)..........................................     49,000    2,646,000
                                                                   ------------
                                                                     18,125,875
                                                                   ------------
TECHNOLOGY 1.2%
Loral Space and Communications, 6.00%, 144A-Private
Placement (c)..........................................     47,000    2,632,000
Microsoft Corp. $2.196 dividend per share (d)..........     35,000    2,804,375
                                                                   ------------
                                                                      5,436,375
                                                                   ------------
UTILITIES 1.0%
Salomon, Inc., DECS, 6.25%.............................     42,500    2,543,820
Nortel Inversora SA, MEDS (Argentina)..................     53,500    2,166,750
                                                                   ------------
                                                                      4,710,570
                                                                   ------------
 TOTAL CONVERTIBLE PREFERRED STOCK (Cost $96,460,513)..             110,005,670
                                                                   ------------


                                       13
                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                   Market Value
-------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS 96.0%
 (Cost $391,282,016) (a).......................................... $437,370,730
SHORT-TERM INVESTMENTS AT AMORTIZED COST 0.7%
General Electric Capital Corp. ($3,280,000 par, yielding 7.00%,
01/02/97 Maturity) ...............................................    3,278,724
OTHER ASSETS IN EXCESS OF LIABILITIES 3.3%........................   14,938,905
                                                                   ------------
NET ASSETS 100.0%................................................. $455,588,359
                                                                   ------------

*Zero coupon bond

(a) At December 31, 1996, for federal income tax purposes the cost of long-term investments is $391,400,981; the aggregate gross unrealized appreciation is $55,933,422 and the aggregate gross unrealized depreciation is $9,963,673, resulting in net unrealized appreciation of $45,969,749.

(b) Non-income producing security as this stock currently does not declare div-idends.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(d) Payment-in-kind security.

ACES--Automatically convertible equity securities
ADR--American Depository Receipt
DECS--Debt exchangeable for common stock, traded in shares
LYON--Liquid yield option note
MEDS--Mandatorially exchangeable debt security
MIPS--Monthly income preferred shares
PEN--Pharmaceutical exchange note
PEPS--Participation equity preferred shares
PERCS--Preferred equity redemption cumulative stock
PRIDES--Preferred redeemable increased dividend equity security, traded in shares
STRYPES--Structured yield product exchangeable for stock, traded in shares
TECONS--Trust convertible securities

                                       14
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $391,282,016) (Note
1)...............................................................  $ 437,370,730
Short-Term Investments (Note 1)..................................      3,278,724
Cash.............................................................          2,000
Receivables:
 Securities Sold.................................................     15,098,739
 Interest........................................................      2,991,900
 Dividends.......................................................        300,038
 Fund Shares Sold................................................        174,134
Other............................................................          7,089
                                                                   -------------
 Total Assets....................................................    459,223,354
                                                                   -------------
LIABILITIES:
Payables:
 Income Distributions............................................      2,319,530
 Fund Shares Repurchased.........................................        689,696
 Distributor and Affiliates (Notes 2 and 5)......................        269,165
 Investment Advisory Fee (Note 2)................................        204,719
Deferred Compensation and Retirement Plans (Note 2)..............         82,723
Accrued Expenses.................................................         69,162
                                                                   -------------
 Total Liabilities...............................................      3,634,995
                                                                   -------------
NET ASSETS.......................................................  $ 455,588,359
                                                                   -------------
NET ASSETS CONSIST OF:
Capital (Note 3).................................................  $ 405,837,800
Net Unrealized Appreciation on Securities........................     46,088,714
Accumulated Net Realized Gain on Securities......................      2,071,254
Accumulated Undistributed Net Investment Income..................      1,590,591
                                                                   -------------
NET ASSETS.......................................................  $ 455,588,359
                                                                   -------------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $373,099,079 and 24,783,565 shares of beneficial
 interest issued and outstanding)................................  $       15.05
 Maximum sales charge (5.75%* of offering price).................            .92
                                                                   -------------
 Maximum offering price to public................................  $       15.97
                                                                   -------------
 Class B Shares:
 Net asset value and offering price per share (Based on net
 assets of $78,927,217 and 5,264,665 shares of beneficial
 interest issued and outstanding)................................  $       14.99
                                                                   -------------
 Class C Shares:
 Net asset value and offering price per share (Based on net
 assets of $3,562,063 and 236,225 shares of beneficial interest
 issued and outstanding).........................................  $       15.08
                                                                   -------------

*On sales of $50,000 or more, the sales charge will be reduced.

                                       15
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1996

-------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..........................................................  $ 15,557,270
Dividends.........................................................     6,070,653
                                                                    ------------
 Total Income.....................................................    21,627,923
                                                                    ------------
EXPENSES:
Investment Advisory Fee (Note 2)..................................     2,481,240
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
 and C of $815,614, $782,352 and $36,288, respectively) (Note 6)..     1,634,254
Shareholder Services (Note 2).....................................       915,308
Trustees Fees and Expenses (Note 2)...............................        42,383
Legal (Note 2)....................................................        33,688
Custody...........................................................        13,159
Other ............................................................       567,888
                                                                    ------------
 Total Expenses...................................................     5,687,920
 Less Expenses Reimbursed (Note 2)................................        17,000
                                                                    ------------
 Net Expenses.....................................................     5,670,920
                                                                    ------------
NET INVESTMENT INCOME.............................................  $ 15,957,003
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON SECURITIES:
Net Realized Gain on Investments..................................  $ 30,086,825
                                                                    ------------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..........................................    40,305,427
 End of the Period:
 Investments......................................................    46,088,714
                                                                    ------------
Net Unrealized Appreciation on Securities During the Period.......     5,783,287
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES....................  $ 35,870,112
                                                                    ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS........................  $ 51,827,115
                                                                    ------------

                                      16
                                              See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                       Year Ended    Year Ended
                                                     December 31,  December 31,
                                                             1996          1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................  $ 15,957,003  $ 20,781,614
Net Realized Gain on Securities....................    30,086,825    21,378,933
Net Unrealized Appreciation on Securities During
 the Period........................................     5,783,287    51,124,986
                                                     ------------  ------------
 Change in Net Assets from Operations..............    51,827,115    93,285,533
                                                     ------------  ------------
Distributions from Net Investment Income:
 Class A Shares....................................   (13,429,245)  (18,346,652)
 Class B Shares....................................    (2,188,814)   (3,002,348)
 Class C Shares....................................      (101,256)     (135,698)
                                                     ------------  ------------
                                                      (15,719,315)  (21,484,698)
                                                     ------------  ------------
Distributions from Net Realized Gain on Securities
 (Note 1):
 Class A Shares....................................   (28,014,766)  (10,616,133)
 Class B Shares....................................    (5,855,197)   (2,113,555)
 Class C Shares....................................      (274,459)      (97,782)
                                                     ------------  ------------
                                                      (34,144,422)  (12,827,470)
                                                     ------------  ------------
 Total Distributions...............................   (49,863,737)  (34,312,168)
                                                     ------------  ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES.........................................     1,963,378    58,973,365
                                                     ------------  ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold..........................    87,167,694    42,436,616
Net Asset Value of Shares Issued Through Dividend
Reinvestment.......................................    40,889,008    27,495,615
Cost of Shares Repurchased.........................  (150,653,873)  (96,817,190)
                                                     ------------  ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.   (22,597,171)  (26,884,959)
                                                     ------------  ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............   (20,633,793)   32,088,406
NET ASSETS:
Beginning of the Period............................   476,222,152   444,133,746
                                                     ------------  ------------
End of the Period (Including accumulated
 undistributed net investment income of $1,590,591
 and $714,396, respectively).......................  $455,588,359  $476,222,152
                                                     ------------  ------------

                                       17
                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
               Fundoutstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                 Year Ended December 31,
                                           -------------------------------------
Class A Shares                                1996   1995    1994    1993   1992
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.   $15.05 $13.24  $15.12  $14.95 $14.92
                                           ------- ------ -------  ------ ------
 Net Investment Income...................     .566    .68     .63     .69    .75
 Net Realized and Unrealized Gain/Loss on
  Securities.............................    1.173   2.25 (1.5625)  1.365  .6275
                                           ------- ------ -------  ------ ------
Total from Investment Operations.........    1.739   2.93  (.9325)  2.055 1.3775
                                           ------- ------ -------  ------ ------
Less:
 Distributions from and in Excess of Net
  Investment Income......................     .555  .7025     .62     .66    .84
 Distributions from and in Excess of Net
  Realized Gain on Securities............    1.180  .4175   .3275   1.225  .5075
                                           ------- ------ -------  ------ ------
Total Distributions......................    1.735   1.12   .9475   1.885 1.3475
                                           ------- ------ -------  ------ ------
Net Asset Value, End of the Period.......  $15.054 $15.05  $13.24  $15.12 $14.95
                                           ------- ------ -------  ------ ------
Total Return (a).........................   12.08% 22.46%  (6.43%) 13.56%  9.63%
Net Assets at End of the Period (In
millions)................................   $373.1 $394.5  $369.7  $432.3 $394.1
Ratio of Expenses to Average Net Assets
(b)......................................    1.09%  1.00%   1.04%   1.02%   .99%
Ratio of Net Investment Income to Average
Net Assets (b)...........................    3.60%  4.62%   4.39%   4.37%  5.00%
Portfolio Turnover.......................     129%   130%    105%    134%    85%
Average Commission Paid Per Equity Share
Traded (c)...............................   $.0605     --      --      --     --

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

                                       18
                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
               Fundoutstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                 Year Ended December 31
                                         ---------------------------------------
Class B Shares                              1996   1995    1994  1993(a) 1992(a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period.................................   $14.99 $13.20  $15.07  $14.90  $14.91
                                         ------- ------ -------  ------  ------
 Net Investment Income.................     .437    .56     .51     .56    .595
 Net Realized and Unrealized Gain/Loss
  on Securities........................    1.180   2.23 (1.5505)  1.375     .63
                                         ------- ------ -------  ------  ------
Total from Investment Operations.......    1.617   2.79 (1.0405)  1.935   1.225
                                         ------- ------ -------  ------  ------
Less:
 Distributions from and in Excess of
  Net Investment Income................     .435  .5825    .502     .54   .7275
 Distributions from and in Excess of
  Net Realized Gain on Securities......    1.180  .4175   .3275   1.225   .5075
                                         ------- ------ -------  ------  ------
Total Distributions....................    1.615   1.00   .8295   1.765   1.235
                                         ------- ------ -------  ------  ------
Net Asset Value, End of the Period.....  $14.992 $14.99  $13.20  $15.07  $14.90
                                         ------- ------ -------  ------  ------
Total Return (b).......................   11.19% 21.46%  (7.11%) 12.68%   8.56%
Net Assets at End of the Period (In
millions)..............................    $78.9  $78.1   $71.1   $60.1   $20.0
Ratio of Expenses to Average Net Assets
(c)....................................    1.88%  1.81%   1.84%   1.73%   1.88%
Ratio of Net Investment Income to
Average Net Assets (c).................    2.81%  3.81%   3.63%   3.62%   4.08%
Portfolio Turnover.....................     129%   130%    105%    134%     85%
Average Commission Paid Per Equity
Share Traded (d).......................   $.0605     --      --      --      --

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


                                       19
                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
               Fundoutstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                 Year Ended December           October 26, 1993
                                         31,                   (Commencement of
                                ----------------------            Distribution)
Class C Shares                     1996   1995    1994  to December 31, 1993(a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period....................   $15.07 $13.25  $15.13                   $16.14
                                ------- ------ -------                   ------
 Net Investment Income........     .439    .56     .52                      .15
 Net Realized and Unrealized
  Gain/Loss on Securities.....    1.185   2.26 (1.5705)                  (.0325)
                                ------- ------ -------                   ------
Total from Investment
Operations....................    1.624   2.82 (1.0505)                   .1175
                                ------- ------ -------                   ------
Less:
 Distributions from and in
 Excess of Net Investment
  Income......................     .435  .5825    .502                     .125
 Distributions from and in
  Excess of Net Realized Gain
  on Securities...............    1.180  .4175   .3275                   1.0025
                                ------- ------ -------                   ------
Total Distributions...........    1.615   1.00   .8295                   1.1275
                                ------- ------ -------                   ------
Net Asset Value, End of the
Period........................  $15.079 $15.07  $13.25                   $15.13
                                ------- ------ -------                   ------
Total Return (b)..............   11.20% 21.52%  (7.14%)                    .93%*
Net Assets at End of the
Period (In millions)..........     $3.6   $3.6    $3.3                     $1.1
Ratio of Expenses to Average
Net Assets (c)................    1.88%  1.80%   1.84%                    1.90%
Ratio of Net Investment Income
  to Average Net
  Assets (c)..................    2.81%  3.80%   3.72%                    3.88%
Portfolio Turnover............     129%   130%    105%                     134%
Average Commission Paid Per
Equity Share Traded (d).......   $.0605     --      --                       --

*Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

(d) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.


                                       20
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Harbor Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management invest-ment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek income, capital appreciation, and conservation of capital by investing primarily in convertible bonds and preferred stocks.
The Fund commenced investment operations on November 15, 1956. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and Oc-tober 26, 1993, respectively.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prepa-ration of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent as-sets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Un-listed securities and listed securities for which the last sales price is not available are valued at the last bid price. Unlisted convertible securities are valued at the higher of their last bid price or the value of the securities is-suable on conversion. Fixed income investments are stated at values using mar-ket quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.
  Fund investments include lower rated debt securities which may be more sus-ceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 32% of the investment portfolio at the end of the period.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date ba-sis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this

                               December 31, 1996

--------------------------------------------------------------------------------
period. The Fund will maintain, in a segregated account with its custodian, as-sets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1996, there were no when issued or delayed delivery purchase commitments.
  The Fund may invest in repurchase agreements, which are short-term invest-ments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The
Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collaterialized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund accounts for dis-counts and premiums on the same basis as is used for federal income tax report-ing. Accordingly, original issue debt discounts are accreted daily over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book pur-poses and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  Net realized gains or losses may differ for financial reporting and tax pur-poses primarily as a result of the deferral of losses for tax purposes result-ing from wash sales.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends quar-terly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purpos-es.
  Due to inherent differences in the recognition of income, expenses and real-ized gains/ losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1996 fiscal year have been identified and appropriately reclassified. Permanent differences related to the recognition of

                               December 31, 1996

--------------------------------------------------------------------------------
market discount on bonds totaling $545,131 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income. In addition, permanent differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $93,376 have been reclassi-fied from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $350 million..................................................  .55 of 1%
Next $350 million...................................................  .50 of 1%
Next $350 million...................................................  .45 of 1%
Over $1.05 billion..................................................  .40 of 1%

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the year ended December 31, 1996, the Fund recognized expenses of approx-imately $128,700 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended De-cember 31, 1996, the Fund recognized expenses of approximately $771,500, repre-senting ACCESS' cost of providing transfer agency and shareholder services plus a profit.
  Additionally, for the year ended December 31, 1996, the Fund paid VKAC ap-proximately $93,400 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. During the year ended December 31, 1996, VKAC reimbursed the Fund for all expenses related to the retirement plan.
  At December 31, 1996, VKAC owned 9,203 Class A shares of the Fund.

                               December 31, 1996

--------------------------------------------------------------------------------
3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
  At December 31, 1996, capital aggregated $322,930,689, $79,342,379 and
$3,564,732 for Classes A, B, and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                         SHARES          VALUE
-------------------------------------------------------------------------------
Sales:
 Class A............................................  4,875,165  $  75,494,408
 Class B............................................    703,001     10,764,426
 Class C............................................     58,788        908,860
                                                     ----------  -------------
Total Sales.........................................  5,636,954  $  87,167,694
                                                     ----------  -------------
Dividend Reinvestment:
 Class A............................................  2,263,498  $  33,723,663
 Class B............................................    463,576      6,871,379
 Class C............................................     19,718        293,966
                                                     ----------  -------------
Total Dividend Reinvestment.........................  2,746,792  $  40,889,008
                                                     ----------  -------------
Repurchases:
 Class A............................................ (8,572,686) $(132,355,144)
 Class B............................................ (1,109,391)   (16,975,680)
 Class C............................................    (85,772)    (1,323,049)
                                                     ----------  -------------
Total Repurchases................................... (9,767,849) $(150,653,873)
                                                     ----------  -------------

                               December 31, 1996

--------------------------------------------------------------------------------

  At December 31, 1995, capital aggregated $346,144,178, $78,698,487 and
$3,685,682 for Classes A, B, and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                          SHARES         VALUE
-------------------------------------------------------------------------------
Sales:
 Class A.............................................  2,212,572  $ 32,538,812
 Class B.............................................    623,004     9,004,646
 Class C.............................................     60,362       893,158
                                                      ----------  ------------
Total Sales..........................................  2,895,938  $ 42,436,616
                                                      ----------  ------------
Dividend Reinvestment:
 Class A.............................................  1,573,866  $ 23,099,241
 Class B.............................................    288,403     4,226,608
 Class C.............................................     11,512       169,766
                                                      ----------  ------------
Total Dividend Reinvestment..........................  1,873,781  $ 27,495,615
                                                      ----------  ------------
Repurchases:
 Class A............................................. (5,489,901) $(79,892,008)
 Class B............................................. (1,095,295)  (15,835,156)
 Class C.............................................    (74,811)   (1,090,026)
                                                      ----------  ------------
Total Repurchases.................................... (6,660,007) $(96,817,190)
                                                      ----------  ------------

                               December 31, 1996

--------------------------------------------------------------------------------
  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales ar-rangements, including higher distribution and service fees and incremental transfer agency costs.

                                                       CONTINGENT DEFERRED
                                                          SALES CHARGE
YEAR OF REDEMPTION                                    CLASS B            CLASS C
----------------------------------------------------------------------------------
First...........................................          5.00%              1.00%
Second..........................................          4.00%               None
Third...........................................          3.00%               None
Fourth..........................................          2.50%               None
Fifth...........................................          1.50%               None
Sixth and Thereafter............................           None               None

  For the year ended December 31, 1996, VKAC, as Distributor for the Fund, re-ceived net commissions on sales of the Fund's Class A shares of approximately $48,300 and CDSC on the redeemed shares of Classes B and C of approximately $185,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $564,280,178 and $621,864,049, respectively.

5. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
  Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approxi-mately $651,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital Harbor Fund (the "Fund") at December 31, 1996 and, the results of its operations, the changes in its net assets and financial highlights for each of the periods pre-sented, in conformity with generally accepted accounting principles. These fi-nancial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
February 5, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Growth Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

MORGAN STANLEY FUND, INC.
 Aggressive Equity Fund
 American Value Fund
 Asian Growth Fund
 Emerging Markets Fund
 Global Equity Allocation Fund
 Global Fixed Income Fund
 High Yield Fund
 International Magnum Fund
 Latin American Fund
 Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                          RESULTS OF SHAREHOLDER VOTES


  A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to in-vestment policies and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 18,272,241 shares voted for the proposal, 465,496 shares voted against and 1,443,008 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 15,604,607 shares voted for the proposal, 696,322 shares voted against and 1,501,665 shares abstained. With regard to the ratifi-cation of Price Waterhouse LLP as independent public accountants for the Fund, 18,630,709 shares voted for the proposal, 203,350 shares voted against and 1,346,686 shares abstained.

                    VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
 Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
2800 Post Oak Blvd.
Houston, Texas 77056

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002

          TAX NOTICE TO
      CORPORATESHAREHOLDERS

--------------------------------
 For 1996, 24.55% of the divi-
 dends paid by the Fund and
 taxed as ordinary income qual-
 ified for the 70% dividends
 received deduction for corpo-
 rations.
--------------------------------

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc.,
   1997 All rights reserved.

(SM)denotes a service mark of
    Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                    VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

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                    VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

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